UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) Term Sheet between NorthStrive Defense Tech LLC and the Florida State University Research Foundation

On June 2, 2026, NorthStrive Defense Tech LLC (“NorthStrive Defense Tech”), a wholly owned subsidiary of PMGC Holdings Inc. (the “Company”) entered into a binding term sheet (“Term Sheet”) with Florida State University Research Foundation, Inc. (“FSURF”), a Florida direct-support organization of Florida State University, pursuant to which FSURF will license patent rights related to U.S. Patent No. 12,291,334 (“Patent”) and the related know-how to NorthStrive Defense Tech. The license (“License”) is exclusive, worldwide, sublicensable, and covers the field of aerospace and defense technologies. As consideration for the License, NorthStrive Defense Tech agreed to a tiered earned royalty arrangement with FSURF on net sales of licensed products in connection with the License, pursuant to which a royalty is paid as a percentage depending on product category and cumulative net sales, subject to an annual minimum royalty and a sublicensing revenue share percentage to be paid to FSURF. NorthStrive Defense Tech will also pay an annual license maintenance fee to FSURF. FSURF will retain all other rights not expressly granted under the Term Sheet. NorthStrive Defense Tech agreed to pursue a multi-year development plan, as further set forth in Appendix B of the Term Sheet, using commercially reasonable efforts. Such development plan is subject to change as technical, funding, and market conditions develop, and the parties may adjust timelines set forth thereunder by mutual agreement.

The foregoing summary of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

(b) Educational Research Agreement between NorthStrive Defense Tech LLC and the Florida State University Research Foundation

On June 1, 2026, NorthStrive Defense Tech entered into an Educational Research Agreement with FSURF (“Research Agreement”), in connection with the Term Sheet and to support continued development of the technology related to the Patent. Under the Research Agreement, NorthStrive Defense Tech agreed to fund $490,657, as further described in the Research Agreement, for research related to the technology underlying the Patent (“Research”). The Research will be performed by the Center for Intelligent Systems, Control, and Robotics (“Provider”) at the Florida State University. Invoicing for the sponsored funds are milestone-based and is further set forth in Attachment B to the Research Agreement. The Research will be conducted on a best, reasonable efforts basis, and the Provider did not guarantee specific results. The manner of the performance of the Research is determined solely by the Provider.

Any Invention (as defined below) made during the Research by the Provider will belong to FSURF, subject to the option (“Option”) FSURF granted to NorthStrive Defense Tech under the Research Agreement to negotiate a royalty-bearing agreement to license any Invention made during the Research by the Sponsor. In addition to the Option, FSURF granted to NorthStrive Defense Tech a royalty free, non-exclusive license for internal, non-commercial use of any Invention made during the Research, to the extent that FSURF has the legal rights to grant such license. To begin negotiations for such license for any Invention, NorthStrive Defense Tech shall indicate its desire to do so in writing within 45 days of disclosure of the Invention by FSURF to NorthStrive Defense Tech. In such event, NorthStrive Defense Tech and FSURF are obligated to negotiate in good faith for a period not more than 90 days from NorthStrive Defense Tech’s indication of interest to negotiate the license agreement, or such period of time as to which the parties may mutually agree. If the parties fail to enter into a license agreement during such period of time, the rights to such Invention will be disposed of in accordance with Florida State University’s policies, with no further obligation to NorthStrive Defense Tech.

The Research term under the Research Agreement is 12 months, commencing on June 1, 2026 and ending on June 1, 2027. The Research Agreement is terminable by either party with 30 days’ advance written notice in accordance with the terms thereof. “Invention” means any discovery, concept, or idea, whether or not patentable or copyrightable, including but not limited to processes, methods, computer software, formulas and techniques, improvements thereof, experimental results, and know-how relating thereto. An Invention is “made during the Research” if it arises from work performed pursuant to the Research conducted under the Research Agreement and is conceived and reduced to practice, actively or constructively, during the term of the Research Agreement, or is conceived during the term of the Research Agreement and reduced to practice within six (6) months after termination of the work performed thereunder.

The foregoing summary of the Research Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Research Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Term Sheet between NorthStrive Defense Tech LLC and Florida State University Research Foundation dated June 2, 2026.
10.2+	Educational Research Agreement between NorthStrive Defense Tech LLC and Florida State University Research Foundation dated June 1, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

+	Portions of this exhibit have been redacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, Chief Financial Officer, and Director

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